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                                                                 COMMON STOCK
                                   [LOGO] AFC
- ---NUMBER---              ADVANCED FIBRE COMMUNICATIONS      -------SHARES------
AFC
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                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                             CUSIP  00754A 10 5

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                 THIS CERTICATE IS TRANSFERABLE
                                                   IN BOSTON, MA OR NEW YORK,NY

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THIS CERTIFIES THAT






IS THE OWNER OF
- --------------------------------------------------------------------------------

            FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK,
                          $.01 PAR VALUE PER SHARE, OF

                       ADVANCED FIBRE COMMUNICATIONS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

     /s/ Dan E. Steimle                                     /s/ Donald Green
                                     [SEAL]
       SECRETARY                                            CHAIRMAN AND CHIEF
                                                            EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
     THE FIRST NATIONAL BANK OF BOSTON
          TRANSFER AGENT AND REGISTRAR

BY        /s/ Mary Penezic

               AUTHORIZED SIGNATURE

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     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common    UNIF GIFT MIN ACT --        Custodian
TEN ENT -- as tenants by the                             ------          -------
           entireties                                   (Cust)           (minor)
JT TEN  -- as joint tenants                             under Uniform Gifts to
           with right of                                Minors Act
           survivorship and                                       --------------
           not as tenants                                              (State)
           in common               UNIF TRF MIN ACT --   Custodian (until age  )
COM PROP-- as community                               ---                    --
           property                                           under Uniform
                                                      ------  Transfers to
                                                      (Minor) Minors Act
                                                                        --------
                                                                         (State)

     Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED,                  hereby sell, assign and transfer unto
                        ------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTFYING NUMBER OF ASSIGNEE
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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          Shares
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of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     --------------------
                                        X
                                          --------------------------------------

                                        X
                                          --------------------------------------
                                  NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                          MUST CORRESPOND WITH THE NAME(S) AS
                                          WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE IN EVERY PARTICULAR,
                                          WITHOUT ALTERATION OR ENLARGEMENT OR
                                          ANY CHANGE WHATEVER.
Signature(s) Guaranteed

By
  --------------------------------------
  THE SIGNATURE(S) SHOULD BE GUARANTEED
  BY AN ELIGIBLE GUARANTOR INSTITUTION
  (BANKS, STOCKBROKERS, SAVINGS AND LOAN
  ASSOCIATIONS AND CREDIT UNIONS WITH
  MEMBERSHIP IN AN APPROVED SIGNATURE
  GUARANTEE MEDALLION PROGRAM), PURSUANT
  TO S.E.C. RULE 17Ad-15.